EXHIBIT 10.1

                     THIRD AMENDMENT TO THIRD AMENDED AND
                     RESTATED LOAN AND SECURITY AGREEMENT


      THIS THIRD AMENDMENT TO THIRD AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (this "AMENDMENT") is made and entered into this 16th day of November, 1998 (to be effective as of the relevant date hereinafter specified), by and among FLEET CAPITAL CORPORATION ("FLEET"), a Rhode Island corporation, with an office at 2711 Haskell Avenue, Suite 2100, LB 21, Dallas, Texas 75204, BANKBOSTON, N.A. ("BOSTON"), a national banking association, with an office at 100 Federal Street, Boston, Massachusetts 02110 (Fleet and Boston are collectively referred to as "LENDERS" or each individually a "LENDER"), FLEET, as agent for Lenders (Fleet, in such capacity, the "AGENT"), BRAZOS SPORTSWEAR, L.L.C. ("BRAZOS"), a Delaware limited liability company, with its chief executive offices at 4101 Founders Boulevard, Batavia, Ohio 45103-2553, and MORNING SUN, INC. ("MORNING SUN"), a Washington corporation, with its chief executive offices at 3500 20th Street E., Building C, Tacoma, Washington 98401 (Brazos and Morning Sun being hereinafter individually and collectively referred to as "BORROWER", as governed by the provisions of SECTION 1.5 and SECTION 1.6 of the Loan Agreement [as hereinafter defined]).

                                   RECITALS

   A. Brazos, Inc., a Texas corporation ("BRAZOS, INC."), Morning Sun, Agent and Lenders entered into that certain Third Amended and Restated Loan and Security Agreement, dated as of July 2, 1997, which Third Amended and Restated Loan and Security Agreement has been amended by the following documents: (i) First Amendment to Third Amended and Restated Loan and Security Agreement ("FIRST AMENDMENT"), dated September 29, 1997, executed by Brazos, Inc., Morning Sun, Agent and Lenders, and (ii) Forbearance Agreement and Second Amendment to Third Amended and Restated Loan and Security Agreement ("FORBEARANCE AGREEMENT"), executed on June 30, 1998, executed by Brazos (Brazos having succeeded by operation of law to all right, title, interest, duties and obligations of Brazos, Inc. in, to and under the Third Amended and Restated Loan and Security Agreement), Morning Sun, Agent and Lenders (the Third Amended and Restated Loan and Security Agreement, as heretofore amended, including, without limitation, as amended by the First Amendment and the Forbearance Agreement, being hereinafter referred to as the "LOAN AGREEMENT").

   B. Borrower has requested that Lenders and Agent amend the Loan Agreement in the manner set forth in this Amendment, and Lenders and Agent are willing to do so upon the terms and conditions set forth in this Amendment.

   NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, agree as follows:
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                                   ARTICLE I
                                  DEFINITIONS

   1.01 Capitalized terms used in this Amendment are defined in the Loan Agreement, as amended hereby, unless otherwise stated.

                                  ARTICLE II
                                  AMENDMENTS

   2.01 AMENDMENT TO SUBSECTION 3.1(A) OF THE LOAN AGREEMENT. Effective as of November 16, 1998, SUBSECTION 3.1(A) of the Loan Agreement is hereby amended by deleting the reference therein to the phrase "one-quarter percent (0.25%)" and substituting therefor the phrase "one and one-half percent (1.50%)".

   2.02 NO FURTHER EURODOLLAR REVOLVING CREDIT LOANS. Notwithstanding anything to the contrary in the Loan Agreement, the Forbearance Agreement and the other Loan Documents, Borrower, Lenders and Agent hereby agree as follows:

         (a) Effective immediately, Borrower shall not be entitled to request, and Lenders shall not make, any new Eurodollar Revolving Credit Loans; and

         (b) As to each presently existing Eurodollar Revolving Credit Loan, upon the expiration of the Eurodollar Interest Period relating to such presently existing Eurodollar Revolving Credit Loan, such Revolving Credit Loan shall be automatically converted to a Base Rate Loan and shall be subject to all terms and conditions of the Loan Agreement and the other Loan Documents applicable to Base Rate Loans.

   2.03 NOTHING IN THIS AMENDMENT SHALL BE CONSTRUED TO BE AN AGREEMENT BY LENDERS TO EXTEND THE FORBEARANCE. Borrower hereby agrees and acknowledges that nothing in this Amendment shall be construed to obligate Lenders to extend the Forbearance (as defined in the Forbearance Agreement); Borrower hereby agrees and acknowledges that any extension of the Forbearance is at the sole discretion of Lenders.

                                  ARTICLE III
                                  CONDITIONS

   3.01 CONDITIONS TO EFFECTIVENESS. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent, unless specifically waived in writing by Lenders and Agent:

         (a) Lenders shall have received each of the following, each of which shall be in form and substance satisfactory to Lenders, in their sole discretion:

                        (i) this Amendment, duly executed by Borrower, together with the Consent, Ratification and Release duly executed by Brazos Sportswear, Inc.;

                        (ii) a closing certificate signed by the President of Borrower, dated as of the date of this Amendment, stating that (A) the representations and warranties set forth in SECTION 8 of the Loan Agreement, as amended by this Amendment, are true and correct as of such date, other than for such representations and warranties which relate to a specific date, (B) Borrower is on such date in compliance with all the terms and provisions set forth in the Loan Agreement, as amended by this Amendment, and (C) on such date no Default or Event of Default has occurred or is continuing, except for the Existing Default (as defined in the Forbearance Agreement) and the Events of Default specifically waived by Agent and Lenders in that certain limited waiver letter dated November 16, 1998 (the "NOVEMBER 16, 1998 LIMITED WAIVER");

                  (iii) a company general certificate, certified by the Secretary or Assistant Secretary of the Borrower, acknowledging (A) that the Borrower's Board of Directors has met and has adopted, approved, consented to and ratified resolutions which authorize the execution, delivery and performance by the Borrower of this Amendment and all other Loan Documents to which the Borrower is or is to be a party, and (B) the names of the officers of the Borrower authorized to sign this Amendment and each of the other Loan Documents to which the Borrower is or is to be a party hereunder (including the certificates contemplated herein) together with specimen signatures of such officers; and

                        (iv) such additional documents, instruments and information as Lenders or their legal counsel may request.

         (b) Except for the Existing Default and the Events of Default specifically waived in the November 16, 1998 Limited Waiver, no Default or Event of Default shall have occurred and be continuing.

         (c) The representations and warranties contained herein and in the Loan Agreement, the Forbearance Agreement and the other Loan Documents, as each is amended hereby, shall be true and correct as of the date hereof, as if made on the date hereof, other than for such representations and warranties which relate to a specific date.

         (d) All corporate proceedings taken in connection with the transactions contemplated by this Amendment and all documents, instruments and other legal matters incident thereto shall be satisfactory to Lenders and Agent and their legal counsel.

                                  ARTICLE IV
                                   NO WAIVER

   Nothing contained in this Amendment shall be construed as a waiver by Lenders or Agent of any covenant or provision of the Loan Agreement, the Forbearance Agreement, the other Loan Documents, this Amendment, or of any other contract or instrument between Borrower, Agent and/or any Lender, and the failure of Agent and/or any Lender at any time or times hereafter to require strict performance by Borrower of any provision thereof shall not waive, affect or diminish any right of Agent and/or any Lender to thereafter demand strict compliance therewith. Lenders and Agent hereby reserve all rights granted under the Loan Agreement, the Forbearance Agreement, the other Loan Documents, this Amendment and any other contract or instrument between Borrower, Agent and/or any Lender.

                                   ARTICLE V
                 RATIFICATIONS, REPRESENTATIONS AND WARRANTIES

   5.01 RATIFICATIONS. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Loan Agreement, the Forbearance Agreement and the other Loan Documents, and, except as expressly modified and superseded by this Amendment, the terms and provisions of the Loan Agreement, the Forbearance Agreement, and the other Loan Documents are ratified and confirmed and shall continue in full force and effect. Borrower, Lenders and Agent agree that the Loan Agreement, the Forbearance Agreement, and the other Loan Documents, as amended hereby, shall continue to be legal, valid, binding and enforceable in accordance with their respective terms.

   5.02 REPRESENTATIONS AND WARRANTIES. Borrower hereby represents and warrants to Lenders and Agent that (a) the execution, delivery and performance of this Amendment and any and all other Loan Documents executed and/or delivered in connection herewith have been authorized by all requisite corporate action on the part of Borrower and will not violate the Articles of Incorporation or Bylaws of Borrower; (b) the representations and warranties contained in the Loan Agreement, as amended hereby, the Forbearance Agreement and any other Loan Document are true and correct on and as of the date hereof and on and as of the date of execution hereof, as though made on and as of each such date, other than representations and warranties which relate to a specific date; (c) except for the Existing Default and the Events of Default waived by the November 16, 1998 Limited Waiver, no Default or Event of Default under the Loan Agreement, as amended hereby, or the Forbearance Agreement has occurred and is continuing, unless such Default or Event of Default has been specifically waived in writing by Lenders; (d) Borrower is in full compliance with all covenants and agreements contained in the Loan Agreement, the Forbearance Agreement and the other Loan Documents, as amended hereby, except as has been otherwise specifically disclosed in writing by Borrower to Lenders; and (e) the execution, delivery, and performance of this Amendment and any and all other Loan Documents executed and/or delivered in connection herewith, does not violate any provision of the Parent Senior Notes or any document executed in connection therewith, including the Indenture.

                                  ARTICLE VI
                           MISCELLANEOUS PROVISIONS

   6.01 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties made in the Loan Agreement or the Forbearance Agreement or any other Loan Document, including, without limitation, any document furnished in connection with this Amendment, shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by any Lender or Agent or any closing shall affect the representations and warranties or the right of any Lender or Agent to rely upon them.

   6.02 REFERENCE TO LOAN AGREEMENT. Each of the Loan Agreement, the Forbearance Agreement, and the other Loan Documents, and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Loan Agreement, as amended hereby, are hereby amended so that any reference in the Loan Agreement, the Forbearance Agreement, and such other Loan Documents to the Loan Agreement shall mean a reference to the Loan Agreement, as amended hereby.

   6.03 EXPENSES OF LENDERS AND AGENT. As provided in the Loan Agreement, Borrower agrees to pay on demand all costs and expenses incurred by Lenders and Agent in connection with the preparation, negotiation, and execution of this Amendment and the other Loan Documents executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including, without limitation, the costs and fees of Lenders' and Agent's legal counsel, and all costs and expenses incurred by Lenders and Agent in connection with the enforcement or preservation of any rights under the Loan Agreement, as amended hereby, or the Forbearance Agreement, or any other Loan Documents, including, without, limitation, the costs and fees of Lenders' and Agent's legal counsel.

   6.04 SEVERABILITY. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

   6.05 SUCCESSORS AND ASSIGNS. This Amendment is binding upon and shall inure to the benefit of Lenders, Agent and Borrower and their respective successors and assigns, except that Borrower may not assign or transfer any of its rights or obligations hereunder without the prior written consent of Lenders and Agent.

   6.06 COUNTERPARTS. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

   6.07 EFFECT OF WAIVER. No consent or waiver, express or implied, by any Lender or Agent to or for any breach of or deviation from any covenant or condition by Borrower shall be deemed a consent to or waiver of any other breach of the same or any other covenant, condition or duty.

   6.08 HEADINGS. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

   6.09 APPLICABLE LAW. THIS AMENDMENT AND ALL OTHER LOAN DOCUMENTS EXECUTED PURSUANT HERETO SHALL BE DEEMED TO HAVE BEEN MADE AND TO BE PERFORMABLE IN AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

   6.10 FINAL AGREEMENT. THE LOAN AGREEMENT AND THE FORBEARANCE AGREEMENT AND THE OTHER LOAN DOCUMENTS, EACH AS AMENDED HEREBY, REPRESENT THE ENTIRE EXPRESSION OF THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF ON THE DATE THIS AMENDMENT IS EXECUTED. THE LOAN AGREEMENT AND THE FORBEARANCE AGREEMENT AND THE OTHER LOAN DOCUMENTS, AS AMENDED HEREBY, MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. NO MODIFICATION, RESCISSION, WAIVER, RELEASE OR AMENDMENT OF ANY PROVISION OF THIS AMENDMENT SHALL BE MADE, EXCEPT BY A WRITTEN AGREEMENT SIGNED BY BORROWER, LENDERS AND AGENT.

   6.11 RELEASE. BORROWER HEREBY ACKNOWLEDGES THAT IT HAS NO DEFENSE, COUNTERCLAIM, OFFSET, CROSS-COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF ITS LIABILITY TO REPAY THE "OBLIGATIONS" OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM ANY LENDER OR AGENT. BORROWER HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES LENDERS AND AGENT, ITS PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL,

AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AMENDMENT IS EXECUTED, WHICH THE BORROWER MAY NOW OR HEREAFTER HAVE AGAINST ANY LENDER OR AGENT, ITS PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM ANY "LOANS", INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE LOAN AGREEMENT OR THE FORBEARANCE AGREEMENT OR OTHER LOAN DOCUMENTS, AND NEGOTIATION FOR AND EXECUTION OF THIS AMENDMENT.




           [The Remainder of this Page is Intentionally Left Blank]
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   IN WITNESS WHEREOF, this Amendment has been executed as of the date first above-written, to be effective as of the respective date indicated above.

                            BRAZOS SPORTSWEAR, L.L.C.

                                          By:
                                          Name:
                                          Title:


                                          MORNING SUN, INC.

                                          By:
                                          Name:
                                          Title:


                                          FLEET CAPITAL CORPORATION,
                                          as Agent

                                          By:
                                          Name:
                                          Title:


                                          FLEET CAPITAL CORPORATION,
                                          in its individual capacity

                                          By:
                                          Name:
                                          Title:


                                          BANKBOSTON, N.A.

                                          By:
                                          Name:
                                          Title:

                      CONSENT, RATIFICATION AND RELEASE

      The undersigned hereby consents to the terms of the within and foregoing Third Amendment to Third Amended and Restated Loan and Security Agreement ("AMENDMENT"), confirms and ratifies the terms of its guaranty agreement, and acknowledges that its guaranty agreement is in full force and effect on the date executed, that it has no defense, counterclaim, set-off or any other claim to diminish its liability under such document, that its consent is not required to the effectiveness of the within and foregoing document, and that no consent by it is required for the effectiveness of any future amendment, modification, forbearance or other action with respect to the Loans, the Collateral, or any Loan Documents. THE UNDERSIGNED HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES AGENT AND EACH LENDER, AND EACH OF ITS RESPECTIVE PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AMENDMENT IS EXECUTED, WHICH THE UNDERSIGNED MAY NOW OR HEREAFTER HAVE AGAINST AGENT AND EACH LENDER, AND EACH OF ITS RESPECTIVE PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE AND ARISING FROM ANY "LOANS," INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE LOAN AGREEMENT, AS AMENDED HEREBY, OR THE FORBEARANCE AGREEMENT OR OTHER LOAN DOCUMENTS, AND NEGOTIATION FOR AND EXECUTION OF THIS AMENDMENT.

                                          BRAZOS SPORTSWEAR, INC.,
                                          a Delaware corporation

                                          By:
                                          Name:
                                          Title: